UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Dec. 22, 2010 (Dec. 21, 2010)

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34529	27-1023344
(Commission File Number)	(IRS Employer Identification No.)

1699 King Street, Enfield, Connecticut	06082
(Address of Principal Executive Offices)	(Zip Code)

(860) 758-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01               Other Events

On December 21, 2010, STR Holdings, Inc. (the “Company”) announced that it has completed the previously announced acquisition of land and a 275,000 square foot building located in East Windsor, Connecticut.

The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on December 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STR HOLDINGS, INC.

	By:	/s/ Barry A. Morris
Name: Barry A. Morris
Title: Executive Vice President and Chief Financial Officer

Dated: December 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on December 21, 2010.